Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of January 6, 2015 by and among SL GREEN REALTY CORP. (the “Parent”), SL GREEN OPERATING PARTNERSHIP, L.P. (“SLGOP”) and RECKSON OPERATING PARTNERSHIP, L.P. (“Reckson”; together with the Parent and SLGOP, each individually a “Borrower” and collectively, the “Borrowers”), each of the Lenders party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and the other parties hereto.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of November 16, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 21, 2014 (as so amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrowers, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the applicable parties hereto agree that the Credit Agreement is amended as follows:

(a)                                 The Credit Agreement is amended by restating the first paragraph of the definition of “Applicable Margin” in its entirety to read as follows:

“Applicable Margin” means the percentage rate set forth in the table below for the applicable Class of Loans corresponding to the level (each a “Level”) into which Reckson’s Credit Rating (or if Reckson shall cease to have a Credit Rating but one of the other Borrowers shall have a Credit Rating, then such other Borrower (Reckson or such other Borrower, as applicable, being referred to as the “Rated Borrower”)) then falls.  As of the Second Amendment Date, the Applicable Margins are determined based on Level 4.  Any change in the applicable Credit Ratings which would cause the Applicable Margins to move to a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice (which may be by telecopy or electronic mail) delivered in accordance with Section 8.4.(k) that Rated Borrower’s Credit Rating has changed; provided, however, if the notice required by such Section has not been delivered but the Administrative Agent becomes aware that the Rated Borrower’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Rated Borrower’s Credit Rating has changed.  During any period that the Rated Borrower has three Credit Ratings, the Applicable Margins shall be determined based on the Level corresponding to the highest of the Credit Ratings unless the difference between the highest and lowest of such Credit Ratings is two ratings categories (e.g. Baal by Moody’s and BBB- by S&P or Fitch) or more, in which case the Applicable Margins shall be determined based on the Level corresponding to the average of the two highest Credit Ratings, provided that if such average is not a recognized rating category, then the Applicable Margins shall be determined based on the Level corresponding to the second highest Credit Rating of the three.  During any period that the Rated Borrower has only two Credit Ratings, the Applicable Margins shall be determined based on the Level corresponding to the higher of such two Credit Rating unless the difference between such Credit Ratings is two ratings categories (e.g. Baal by Moody’s and BBB- by S&P or Fitch) or more, in which case the Applicable Margins shall be determined based on the Level corresponding to the Credit Rating that is one level below the highest Credit Rating.  During any period for which the Rated Borrower has a Credit Rating from only one Rating Agency that is either S&P or Moody’s, then the Applicable Margins shall be determined based on such Credit Rating.  During any period that the Rated Borrower shall not have a Credit Rating from both S&P and Moody’s, the Applicable Margins shall be determined based on Level 5.

(b)                                 The Credit Agreement is further amended by adding the following sentence at the end of the definition of “LIBOR” as follows:

If LIBOR determined as provided above would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

(c)                                  The Credit Agreement is further amended by restating the definition of “Unencumbered Asset Value” in full as follows:

“Unencumbered Asset Value” means, without duplication (a) the Unencumbered Adjusted NOI (excluding Net Operating Income attributable to (i) Development Properties, (ii) Transition Assets and (iii) Newly-Acquired Properties) for the immediately preceding period of four consecutive fiscal quarters divided by the Capitalization Rate; provided that, for the Annualization Period for a Newly-Acquired Property or Transition Asset, the Unencumbered Adjusted NOI for such Newly-Acquired Property or Transition Asset, as applicable, shall be determined on an Annualized basis, plus (b) the GAAP book value of all Eligible Properties acquired during the six fiscal quarters most recently ended, plus (c) the Structured Finance Value, plus (d) the GAAP book value of Development Properties or Transition Assets that would be “Eligible Properties” if fully developed; plus (e) the GAAP book value of Mortgage Receivables held by a Borrower or a Wholly Owned Subsidiary (i) that are not, and if held by a Subsidiary, no Borrower’s direct or indirect ownership interest in such Subsidiary is, subject to any Lien (other than Permitted Liens) or any Negative Pledge, and (ii) with respect to which a Borrower has a right, directly or indirectly through a Subsidiary, to create Liens on such Mortgage Receivables as security for Indebtedness of such Borrower and to sell, transfer or otherwise dispose of such Mortgage Receivable, in each case, without the need to obtain the consent of any Person.  For purposes of this definition, to the extent that the percentage of Unencumbered Asset Value attributable to (x) assets identified in clauses (c), (d) and (e) above would exceed 10.0% of Unencumbered Asset Value and/or (y) Properties subject to a Ground Lease (not including each of 1185 Avenue of the Americas, New York, New York, 461 Fifth Avenue, New York, New York and 711 Third Avenue, New York, New York) would exceed 10% of the Unencumbered Asset Value, then, in the case of each of clauses (x) and (y), such excess shall be excluded from the calculation of Unencumbered Asset Value.  Further, no Property, Structured Finance Investment or Mortgage Receivable owned or held by an entity other than a Borrower shall be included in the calculation of Unencumbered Asset Value if such entity, or an entity (other than a Borrower) that has a direct or indirect ownership interest in such entity, is an obligor in respect of any Indebtedness (other than Nonrecourse Indebtedness of the type described in clause (a) of the definition thereof).  For the avoidance of doubt, in no event shall any Property, Structured Finance Investment or Mortgage Receivable owned or held by a Single Asset Entity or SL Green Funding, if such Person is an obligor in respect of any Indebtedness, be included in the calculation of Unencumbered Asset Value.

(d)                                 The Credit Agreement is further amended by inserting the following definitions in Section 1.1. thereof in appropriate alphabetical order:

“Rated Borrower” has the meaning given that term in the definition of the term “Applicable Margin”.

“Second Amendment Date” means January 6, 2015.

(e)                                  The Credit Agreement is further amended by deleting the definition of “Tangible Net Worth” from Section 1.1. thereof in its entirety.

(f)                                   The Credit Agreement is further amended by restating Section 4.1.(a) thereof in its entirety as follows.

(a)                                 Capital Adequacy.  If any Lender or any Participant determines that, as the result of a Regulatory Change, compliance with any law or regulation or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or such Participant, or any corporation controlling such Lender or such Participant, as a consequence of, or with reference to, such Lender’s Commitments or its making or maintaining Loans or participating in Letters of Credit below the rate which such Lender or such Participant or such corporation controlling such Lender or such Participant could have achieved but for such compliance (taking into account the policies of such Lender or such Participant or such corporation with regard to capital), then from time to time, within thirty (30) days after written demand by such Lender or such Participant, the Borrowers jointly and severally agree to pay to such Lender or such Participant additional amounts sufficient to compensate such Lender or such Participant or such corporation controlling such Lender or such Participant to the extent that such Lender or such Participant determines such increase in capital is allocable to such Lender’s or such Participant’s obligations hereunder.

(g)                                  The Credit Agreement is further amended by restating Section 9.1.(a) thereof in its entirety as follows.

(a)                                 [Intentionally Omitted].

(h)                                 The Credit Agreement is further amended by restating Section 9.1.(b) thereof in its entirety to read as follows:

(b)                                 Ratio of Total Indebtedness to Total Asset Value.

(i)                                     The Parent shall not permit the ratio of (i) Total Indebtedness of the Parent and its Subsidiaries to (ii) Total Asset Value of the Parent and its Subsidiaries to exceed 0.60 to 1.00 at any time; provided, that such ratio may exceed 0.60 to 1.00 during any fiscal quarter and the two subsequent fiscal quarters (each such period during which such ratio is exceeded, an “Increase Period”) so long as such ratio does not exceed 0.65 to 1.00 at any time; provided, further, that such ratio cannot exceed 0.60 to 1.00 as of the last Business Day of the fiscal quarter immediately following an Increase Period before a new Increase Period may begin.

(ii)                                  Reckson shall not permit the ratio of (i) Total Indebtedness of Reckson and its Subsidiaries to (ii) Total Asset Value of Reckson and its Subsidiaries to exceed 0.60 to 1.00 at any time; provided, that such ratio may exceed 0.60 to 1.00 during any fiscal quarter and the two subsequent fiscal quarters (each such period during which such ratio is exceeded, an “Increase Period”) so long as such ratio does not exceed 0.65 to 1.00 at any time; provided, further, that such ratio cannot exceed 0.60 to 1.00 as of the last Business Day of the fiscal quarter immediately following an Increase Period before a new Increase Period may begin.

(i)                                     The Credit Agreement is further amended by restating Section 9.1.(e) thereof in its entirety to read as follows:

(e)                                  Ratio of Unsecured Indebtedness to Total Asset Value.  Reckson shall not permit the ratio of (i) Unsecured Indebtedness of Reckson and its Subsidiaries for any fiscal quarter to (ii) Unencumbered Asset Value of Reckson and its Subsidiaries for such fiscal quarter to exceed 0.60 to 1.00 at any time; provided, that such ratio may exceed 0.60 to 1.00 during any fiscal quarter and the two subsequent fiscal quarters (each such period during which such ratio is exceeded, an “Increase Period”) so long as such ratio does not exceed 0.65 to 1.00 at any time; provided, further, that such ratio cannot exceed 0.60 to 1.00 as of the last Business Day of the fiscal quarter immediately following an Increase Period before a new Increase Period may begin.

Section 2.  Additional Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the applicable parties hereto agree that the Credit Agreement is amended as follows:

(a)                                 The Credit Agreement is amended by restating the table in the definition of “Applicable Facility Fee” in full as follows:

Level	Facility Fee
1	0.125%
2	0.150%
3	0.200%
4	0.250%
5	0.300%

(b)                                 The Credit Agreement is further amended by restating the portion of table in the definition of “Applicable Margin” pertaining to “Applicable Margin for Revolving Loans” in full as follows:

Level	Reckson’s Credit Rating (S&P/Moody’s/Fitch or equivalent)	Applicable Margin for Revolving Loans
1	A-/A3 (or equivalent) or better	0.875%
2	BBB+/Baa1 (or equivalent)	0.925%
3	BBB/Baa2 (or equivalent)	1.05%
4	BBB-/Baa3 (or equivalent)	1.25%
5	BB+/Ba1 (or equivalent) or lower	1.55%

(c)                                  The Credit Agreement is further amended by restating the definition of “Revolving Termination Date” in full as follows:

“Revolving Termination Date” means March 29, 2019, or such later date to which the Revolving Termination Date may be extended pursuant to Section 2.14.

(d)                                 The Credit Agreement is further amended by restating Section 3.5.(e) thereof in its entirety to read as follows:

(e)                                  Revolving Credit Extension Fee.  If the Revolving Termination Date is being extended in accordance with Section 2.14., the Borrowers shall pay to the Administrative Agent for the account of each Revolving Lender a fee equal to seventy-five thousandths of one percent (0.075%) of the amount of such Revolving Lender’s Revolving Commitment (whether or not utilized).  Such fee shall be due and payable in full on the effective date of such extension.

Section 3.  Conditions Precedent.  The effectiveness of this Amendment, including the transactions provided for in Section 6 below, is subject to the condition precedent that the Administrative Agent receive each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)                                 a counterpart of this Amendment duly executed by the Borrowers, the Administrative Agent, the Requisite Lenders and each of the Revolving Lenders;

(b)                                 copies of all corporate, partnership or other necessary action taken by the Borrowers to authorize their execution and delivery of this Amendment, and the performance of this Amendment, and the Credit Agreement as amended by this Amendment;

(c)                                  a pro forma Compliance Certificate for each of the Parent and Reckson calculated based on the Parent’s fiscal quarter ended September 30, 2014;

(d)                                 evidence that all fees due and payable to the Lenders, and all fees and expenses payable to the Administrative Agent, in connection with this Amendment have been paid;

(e)                                  a certificate from the Parent’s chief executive officer, chief legal officer, chief financial officer or chief accounting officer certifying as of the date hereof, and after giving effect to the transactions contemplated hereby, that (i) no Default or Event of Default exists, (ii) all representations and warranties made or deemed made by any Borrower in any Loan Document to which such Borrower is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder and (iii) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding is pending or threatened which could reasonably be expected to (A) result in a Material Adverse Effect or (B) purport to affect or pertain to this Amendment or any other Loan Document, or any of the transactions contemplated hereby;

(f)                                   delivery of new Revolving Notes to any Lender whose Revolving Commitment is changing in connection with the execution of this Amendment, unless such Lender notifies the Administrative Agent that it does not desire to obtain a new Revolving Note; and

(g)                                  such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 4.  Representations.  Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 Authorization.  Each Borrower has the right and power, and has taken all necessary action to authorize, execute and deliver this Amendment and to perform its obligations hereunder, and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against it in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.  The Articles of Amendment and Restatement and the bylaws of the Parent, the Certificates of Limited Partnership and partnership agreements of each of SLGOP and Reckson and the Certificate of Formation and limited liability company agreement of Wyoming Acquisition GP LLC have not been amended, supplemented or otherwise modified since March 21, 2014, except for such amendments, supplements and modifications true and correct copies of which have been delivered to the Administrative Agent on or prior to the date hereof, and such organizational documents, as amended, remain in full force and effect as of the date hereof.  The resolutions of the Board of Directors of the Parent, certified copies of which were delivered in connection with that certain Agreement Regarding Additional Term Loan dated as of November 10, 2014 by and among the Borrowers, The Bank of New York Mellon and the Administrative Agent, have not been modified or rescinded and remain in full force and effect as of the date hereof.

(b)                                 Compliance with Laws, etc.  The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approvals or violate any Applicable Laws (including Environmental Laws) relating to any Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower or any other Loan Party, or any indenture, agreement or other instrument to which any Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; and (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower or any other Loan Party.

(c)                                  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 5.  Reaffirmation of Representations by Borrowers.  Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower and the other Loan Parties to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6.  Revolving Commitment Adjustments.

(a)                                 Allocations.  The Administrative Agent, the Borrower and each Revolving Lender confirms the amount of each such Lender’s Revolving Commitment is as set forth on Schedule I attached hereto.  The Administrative Agent, the Borrowers and each Revolving Lender agree that upon the effectiveness of this Amendment (the date of such effectiveness, the “Amendment Effective Date”), the outstanding Revolving Loans and the participation interests of the Revolving Lenders in any outstanding Letters of Credit and Swingline Loans shall be allocated among the Revolving Lenders in accordance with their respective Revolving Commitment Percentages calculated based on the Revolving Commitments of the Lenders set forth on Schedule I attached hereto (the “Post-Amendment Commitment Percentage”).  To effect such allocations, each Revolving Lender whose Post-Amendment Commitment Percentage exceeds the amount of such Lender’s Revolving Commitment Percentage immediately prior to the effectiveness of this Amendment shall make a Revolving Loan in such amount as is necessary so that the aggregate principal amount of Revolving Loans held by such Lender shall equal such Lender’s Post-Amendment Commitment Percentage of the aggregate outstanding principal amount of the Revolving Loans as of the Amendment Effective Date.  The Administrative Agent shall make such amounts of the proceeds of such Revolving Loans available (a) to each Revolving Lender whose Post-Amendment Commitment Percentage is less than the amount of such Lender’s Revolving Commitment Percentage immediately prior to the effectiveness of this Amendment as is necessary so that the aggregate principal amount of Revolving Loans held by such Lender shall equal such Lender’s Post-Amendment Commitment Percentage of the aggregate outstanding principal amount of the Revolving Loans as of the Amendment Effective Date and (b) to the Exiting Revolving Lenders (as defined below) as is necessary to repay in full the Revolving Loans owing to such Exiting Revolving Lenders.  Except for any Revolving Notes to be provided to the Revolving Lenders increasing their respective Revolving Commitments, no other documents, instruments or fees shall be, or shall be required to be, executed or paid in connection with such reallocations (all of which are hereby waived, as necessary).

(b)                                 Exiting Revolving Lenders.  On the Amendment Effective Date, the Revolving Commitments of each of Taiwan Cooperative Bank Los Angeles Branch, Chang Hwa Commercial Bank, Ltd. and UBS Loan Finance LLC (each, an “Exiting Revolving Lender”) shall be terminated and each Exiting Revolving Lender shall cease to be a Revolving Lender under the Credit Agreement.

Section 7.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 8.  Expenses.  The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of counsel) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only.  On and after the effectiveness of this Amendment, this Amendment shall constitute a Loan Document.

Section 12.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.  This Amendment may be executed by any electronic means, including “pdf”.

Section 13.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement, as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

SL GREEN OPERATING PARTNERSHIP, L.P.

By:		SL Green Realty Corp.

By:		/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President and Secretary

RECKSON OPERATING PARTNERSHIP, L.P.

By:		Wyoming Acquisition GP LLC,
as Sole General Partner

	By:	SL Green Operating Partnership, L.P.,

By: SL Green Realty Corp.

By:		/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President and Secretary

SL GREEN REALTY CORP.

By:		/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President and Secretary

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Sean Armah
Name: Sean Armah
Title: Vice-President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Mohammad S Hasan
Name: Mohammad S Hasan
Title: Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ J.T. Johnaton Coa
Name: J.T. Johnaton Coa
Title: Managing Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Heller
Name: David Heller
Title: Senior Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ann E. Kenzie
Name: Ann E. Kenzie
Title: Senior Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ John Rowland
Name: John Rowland
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian P Kelly
Name: Brian P Kelly
Title: Senior Vice President

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THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Carol Murray
Name: Carol Murray
Title: Managing Director

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MUFG UNION BANK, N.A., as a Lender

By:	/s/ John Feeney
Name: John Feeney
Title: Director

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

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TD BANK, N.A., as a Lender

By:	/s/ John Valladares
Name: John Valladares
Title: Vice President

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

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MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender

By:	/s/ Angela Chen
Name: Angela Chen
Title: VP & Deputy GM

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

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AGRICULTURAL BANK OF CHINA LIMITED, as a Lender

By:	/s/ Jian Zhang
Name: Jian Zhang
Title: EVP

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THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Sophia Love
Name: Sophia Love
Title: Senior Vice President

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BANK OF TAIWAN, NEW YORK BRANCH, as a Lender

By:	/s/ Kevin H. Hsieh
Name: Kevin H. Hsieh
Title: VP & General Manager

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E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Lender

By:	/s/ Edward Chen
Name: Edward Chen
Title: Senior VP & General Manager

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FIRST COMMERCIAL BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Jyun Long Li
Name: Jyun Long Li
Title: Assistant General Manager

SCHEDULE I

Revolving Commitments

Revolving Lenders	Revolving Commitment Amount
Wells Fargo Bank, National Association	$105,000,000
JPMorgan Chase Bank, N.A.	$110,000,000
Deutsche Bank Trust Company Americas	$155,000,000
U.S. Bank National Association	$90,000,000
Bank of America, N.A.	$100,000,000
Citibank, N.A.	$100,000,000
PNC Bank, National Association	$85,000,000
The Bank of New York Mellon	$60,000,000
MUFG Union Bank, N.A.	$75,000,000
Goldman Sachs Bank USA	$75,000,000
TD Bank, N.A.	$60,000,000
Barclays Bank PLC	$75,000,000
Mega International Commercial Bank Co., Ltd. New York Branch	$20,000,000
Morgan Stanley Bank, N.A.	$30,000,000
Agricultural Bank of China Limited	$20,000,000
The Northern Trust Company	$15,000,000
Bank of Taiwan, New York Branch	$12,000,000
E.Sun Commercial Bank, Ltd., Los Angeles Branch	$8,000,000
First Commercial Bank, New York Branch	$5,000,000
TOTAL	$1,200,000,000